Exhibit 99.1

1 In ve s to r P re s e n ta t io n August 2022

Safe Harbor

This presentation of LogicMark, Inc. (NASDAQ: LGMK) (the “Company” or “our”) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “anticipate,” “should,” “could” and other expressions that indicate future events and trends identify forward-looking statements. These expectations are based upon many assumptions that we believe to be reasonable, but such assumptions ultimately may prove to be materially inaccurate or incomplete, in whole or in part and, therefore, undue reliance should not be placed on them. Actual results could differ materially from those projected or indicated in the forward looking statements as a result of a number of risks and uncertainties identified and discussed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 15, 2022, as revised or updated for any material changes described in any subsequently-filed Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. These forward-looking statements are not a guarantee of future performance. Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. Except as may be required by applicable securities laws, we do not undertake any obligation to revise or update any forward-looking statements contained in this presentation.

LogicMark © 2022 LogicMark- All rights reserved
2

Investment Highlights

- Growing demand in an industry ripe for disruption.
- Only public company pureplay in burgeoning category: Remote Activity Monitoring.
- GSA contract and long partnership with the Veterans Health Administration can be leveraged for sales to additional governmental agencies.
- New management team and Board with technology background and experience to execute a growth strategy.
- Strong balance sheet with $11+ million in cash and no debt.



LogicMark © 2022 LogicMark- All rights reserved 3

About Us

LogicMark, Inc. is a provider of personal emergency response systems (PERS), health communications devices, and technology for the growing care economy.

- The Company's devices give people the ability to receive care at home and confidence to age in place.
- LogicMark revolutionized the PERS industry by incorporating two-way voice communication technology directly into its medical alert pendant and providing this life-saving technology at a price point everyday consumers can afford.
- The Company's PERS technologies are sold through the United States Veterans Health Administration and dealers/distributors.
- LogicMark has been awarded a contract by the U.S. General Services Administration that enables the Company to distribute its products to federal, state, and local governments.



LogicMark © 2022 LogicMark- All rights reserved

4

Company History

- December 2005:
  LogicMark LLC formed to address PERS space
- February 2012:
  NXT-ID formed as a holding company
- August 2013:
  NXT-ID listed on NASDAQ
- July 2016:
  NXT-ID acquires LogicMark LLC
- September 2019:
  Final spin-off of unrelated business
- June 2021:
  Chia-Lin Simmons appointed CEO
- February 2022:
  Company renamed LogicMark, Inc. to reflect focus on remote activity monitoring (NASDAQ: LGMK)



LogicMark © 2022 LogicMark- All rights reserved

5

6 Wh a t p ro b le m a re w e tryin g to s o lve ? Our healthcare system & security devices are not set up to support today’s s ilver tsunami & sandwich generation

We are in the midst of a silver tsunami

10,000 baby boomers turn 65 daily

- ~ $24 Billion Care Economy Market Opportunity
- 90% of those 50+ years old want to age in place*
- Total aging-in-place market is expected to grow at 13% CAGR
- Boomers are comfortable & reliant on technology

*https://www.globenewswire.com/news-release/2021/05/10/2226492/0/en/NEARLY-90-OF-AMERICANS-AGE-50-AND-OLDER-WANT-TO-AGE-IN-PLACE.html
https://www.census.gov/newsroom/press-releases/2018/cb18-41-population-projections.html
https://www.prb.org/resources/fact-sheet-aging-in-the-united-states/

LogicMark © 2022 LogicMark- All rights reserved
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Emergency Response Solutions are Inadequate

Little innovation in 35+ years

- 1 in 4 adults live with a disability
- Each year 1 in 4 adult 65+ fall & current fall technology generates many false positives
- Personal Emergency Response Systems (PERS) predominantly run by home security companies
- Unattractive wearbles
- Little expertise in communications, technology, IoT, or wearables



LogicMark © 2022 LogicMark- All rights reserved
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Ou r Mis s io n S ta te m e n t To protect the pe rs onal expe rience of living life to the fulle s t 9

Ou r P u rp o s e 10 Build technology to connect, manage & monitor a loved one ’s health & safety remote ly

The Rise of the Care Economy

Boomers & their family caretakers need new solutions to offset the lack of healthcare labor & the desire to age in place

- The Care Economy is the money we put into caring for people throughout their life
- Sits at the intersection of several macro-forces:
  - The future of work
  - Social determinants of health
  - Aging population
  - Sandwich generation
  - AND at the intersection of some of the biggest trends: consumer tech, family tech, home healthcare

LogicMark's Target Addressable Market (TAM)



Aging -In-Home
New market to penetrate
$12.5B
Care Facilities
Extend VA to Care Facilities
$4.2B
$7.1B
PERS
Expanding the services to the circle
$1.0B
Personal Security
Sandwich Generation

LogicMark © 2022 LogicMark- All rights reserved

11

COVID-19 has Accelerated HealthTech

Need for monitoring services has increased

- National shortage of 151,000 caregivers will exist by 2030
- 355,000-caregiver shortfall estimated by 2040
- Use of telehealth has increased from 11% in 2019 to 76% in 2021



*https://homehealthcarenews.com/2021/07/report-sheds-new-light-on-looming-caregiving-crisis/

LogicMark © 2022 LogicMark- All rights reserved

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Caring Platform as a Service

Caregiver-centric platform


Proprietary PERS devices (all wearables format)
3rd party health devices (ex: blood pressure) that can connect to the LogicMark CPaaS
Proprietary HIPAA compliant data card / device / wearable
LogicMark CPaaS
3rd-party wearables (ex: iWatch) with LogicMark app that connects to the LogicMark CPaaS
Proprietary Pro product monitors 1000's PERS / devices Scalable Solution
3rd connectivity - HIPAA data for emergency use; - aggregate analytics

LogicMark © 2022 LogicMark- All rights reserved

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Ou r c u rre n t p ro d u c t s More th a n 500 ,000 un it s s o ld to - d a te Guardian Alert 911+ Two - way voice via pendant 911 direct - dia l Ce llula r connection 6 - 12 month rechargeable battery life No monthly fee Guardian Alert 911 Two - way voice via pendant 911 direct - dia l La ndline connection 6 - 9 month rechargeable battery life No monthly fee Freedom Alert Two - way voice via pendant Dia l frie nds, family and caregive rs 911 forwa rding La ndline connection 6 - 12 month rechargeable battery life No monthly fee 14 © 2022 LogicMark - All rights re se rve d

Why We Win

Building a Care Village with proprietary technology

- **Data:** Care-focused integration of sensing, signal processing, and multiple devices and environments into a complete care system for a person being monitored

- **Community:** Connecting caretakers to online/offline people & resources for support



Environment Sensing
Signal Processing
Friends & Family
Loved Ones
Care Village
Pro Caregiver
Emergency services
Emergency call center
3rd Parties
Tokens & Privacy
Data, Technology & IP

LogicMark
© 2022 LogicMark- All rights reserved
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Our Future Products

- **Connected app/software-based products**
  - Software-first remote activity monitoring that collects data for predictive analytics
  - Embedded in best-in-class devices
  - Subscription-based model
- **Wearables**
  - Hardware designed to set a new standard in the industry
  - Watches, pendants and other form factors that people will want to wear
- **Enterprise monitoring products**
  - Built for nursing homes, hospitals and care facilities
  - Includes core features plus admin dashboard, levels of permission, staff management tools, etc.



LogicMark © 2022 LogicMark- All rights reserved
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Our Product Roadmap



Traditional PERS
PERS
End User
mPERS
PERS watch
BT Accessories
User Apps
Watch
Phone
BT H/W Sensors
Smart Speaker App
Analytics
LogicMark
Cloud Services
Friends & Family App
Pro App & Web Tools
Friends & Family
Loved Ones
Emergency services
Pro Caregiver
Care Village
Emergency call center
3rd Parties
Marketplace

LogicMark © 2022 LogicMark- All rights reserved

17

How We are Different from Competitors

- Only pureplay publicly traded PERS provider
- Tech-centric leadership
- Portfolio of patents & expertise in senior tech
- Focused on innovating beyond the PERS market

Pureplay Public Companies	LogicMark
Part of Conglomerates	ADT Medical Alert; lively Best Buy; PHILIPS; AT&T
Private Companies	LifeFone Medical Alert Services; OneCallAlert; Tunstall; MobileHelp Medical Alert Systems at home or on the go; Life Alert; Medical Guardian; UnaliWear™; MedicalAlert; Lifeline

LogicMark
© 2022 LogicMark- All rights reserved
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Our Business Model

Evolving from a PERS hardware business into a technology company

B2G

Grow existing government footprint through GSA contract

B2C

NEXT

Launch new DTC solutions July 2022. Subscription services coming

B2B

NEW

Distribute to large business institutions (e.g. hospital & in - home care networks)

LogicMark © 2022 LogicMark- All rights reserved

19

Management Team



Chia-Lin Simmons
Chief Executive Officer

- Over 25 years experience building new products, launch and scaling them to the mass market. Leadership positions with Google, Amazon, Audible & AOL Time Warner.



Mark Archer
Chief Financial Officer

- Over 30 years experience as CFO in both public & private companies. Worked as CEO in both growth & technology companies.



Ken Hoskins
Vice President, Operations

- Nearly 10 years of service with LogicMark. Responsible for customer service, fulfillment & supply chain.



Guy Marsala
Chief Sales Advisor

- Sales leadership experience at American Hospital Supply & Pepsico. Worked as CEO/COO in both turnaround & growth companies.



Bennett Porter
Chief Marketing Advisor

- Over 25 years of marketing experience with leadership positions at Calm, SurveyMonkey & Yahoo!. Works with start-ups to help build new categories & expand markets.



Rafael Saaverda
Vice President, Engineering

- Experience leading globally distributed engineering & product development teams. Holder of patents in geo-spatial, mobile, analytics & blockchain technologies.

LogicMark © 2022 LogicMark- All rights reserved
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New Board of Directors



John Pettit

Board Chair

- Close to 40 years experience in the tech space, with e-commerce & SaaS expertise. Has had four successful exits as CTO of technology start-ups. Holder of patents covering fraud detection & systems to deliver digital products.



Barbara Gutierrez

Audit Committee Chair

- Over 30 years experience in senior financial roles in both public & private companies. Serves as CFO at InnovAge, an integrated care delivery company for seniors. Undergraduate degree in accounting, certified public accountant, Deloitte alum.



Sherice Torres

Comp Committee Chair

- Over 25 years of experience in strategic marketing & brand management. Marketing leadership positions with Meta, Google, and Nickelodeon. Serves on the Board of Advance Auto Parts.

LogicMark © 2022 LogicMark- All rights reserved

21

Investment Highlights

- Growing demand in an industry ripe for disruption.
- Only public company pureplay in burgeoning category: Remote Activity Monitoring.
- GSA contract and long partnership with the Veterans Health Administration can be leveraged for sales to additional governmental agencies.
- New management team and Board with technology background and experience to execute a growth strategy.
- Strong balance sheet with $11+ million in cash and no debt.



LogicMark © 2022 LogicMark- All rights reserved 22

His to ric a l Ke y Me t ric s S to c k & Fin a n c ia l S u m m a ry Stock Symbol: LGMK NASDAQ CM Stock Price (7/0822) $1.30 52 Week Range $1.03 - $13.90 Average Da ily Volume 91,430 Common Shares Outstanding (4/12/22) 9.6M Market Capita lization $12.5M 2021 Revenue $10.0M Cash (a /o 12/31/21) $11+M 23 © 2022 LogicMark - All rights re se rve d

LogicMark, Inc. NAS DAQ: LGMK Corporate Office 2801 Diode Lane / Louis ville , KY 40299 Tel: 502 - 442 - 7911 IR Contact Informa tion / CORE IR investors@logicmark.com www.logicmark.com 24

Th a n k yo u . 25